SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 6, 2003


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                   1-5084              23-1145880
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    (State or Other Jurisdiction of       (Commission       (I.R.S. Employer
    Incorporation or Organization)        File Number)      Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania          19129
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) Not applicable


(b) Not applicable


(c) The following exhibit is filed herewith:


                   Exhibit 99.1             Press Release dated October 6, 2003


Item 9.  Regulation FD Disclosure
---------------------------------

         On October 6, 2003, Tasty Baking Company announced its accelerated investment in route expansion and brand marketing and an anticipated net loss for the third quarter ended September 27, 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. This press release is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under Item 9 in accordance with SEC Release Nos. 33-8216 and 34-47583. Such information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TASTY BAKING COMPANY
                               --------------------
                               (Registrant)


 Date:  October 6, 2003        /S/ David S. Marberger
                               ---------------------------------
                               David S. Marberger
                               Senior Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit No.                        Description
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           99.1                             Press Release dated October 6, 2003